Liquidity	12 Months Ended
Dec. 31, 2023
Liquidity [Abstract]
LIQUIDITY
NOTE 2:	LIQUIDITY

Bitfarms is primarily engaged in the cryptocurrency Mining industry, a highly volatile industry subject to significant inherent risk. Declines in the market prices of cryptocurrencies, an increase in the difficulty of BTC mining, delays in the delivery of Mining equipment, changes in the regulatory environment and adverse changes in other inherent risks can significantly and negatively impact the Company’s operations and cash flows and its ability to maintain sufficient liquidity to meet its financial obligations. Adverse changes to the factors mentioned above have impacted the recoverability of the Company’s digital assets and property, plant and equipment, resulting in impairment losses being recorded.

The Company’s current operating budget and future estimated cash flows indicate that the Company will generate positive cash flow in excess of the Company’s cash commitments within the twelve-month period. These analyses are based on BTC market factors including price, difficulty and network hashrate, for the twelve-month period following the date these consolidated financial statements were authorized for issuance.

A BTC Halving is scheduled to occur once every 210,000 blocks, or roughly every four years, until the total amount of BTC rewards issued reaches 21 million, which is expected to occur around 2140. The next BTC Halving is expected to occur in April 2024, at which time BTC block rewards will decrease from 6.25 BTC per block to 3.125 BTC per block. Once 21 million BTC are generated on or about the year 2140, the network will stop producing more BTC, and the industry will then need to rely on transaction fees and/or other sources of revenue. While BTC prices have had a history of significant fluctuations around BTC Halving events, there is no guarantee that the price change will be favorable or would compensate for the reduction in Mining rewards and the compensation from Mining Pools.

At current BTC prices, the Company’s existing cash resources and the proceeds from any sale of its BTC treasury and BTC earned may not be sufficient to fund capital investments to support its growth objectives. If the proceeds from the sale of BTC are not sufficient, the Company would be required to raise additional funds from external sources to meet these requirements. There is no assurance that the Company will be able to raise such additional funds on acceptable terms, if at all.

If the Company raises additional funds by issuing securities, existing shareholders may be diluted. If the Company is unable to obtain financing from external sources or issuing securities, or if funds from operations and proceeds from any sale of the Company’s BTC holdings are negatively impacted by the BTC price, the Company may have difficulty meeting its payment obligations.